Exhibit 10.27

AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT

     THIS AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT, dated as of July 19, 2002 (this “Amendment”), is entered into by and among HUMAN GENOME SCIENCES, INC., a Delaware corporation, as Lessee and Construction Agent; GENOME STATUTORY TRUST 2001A, a Connecticut statutory business trust, as Lessor; WELLS FARGO BANK NORTHWEST, N.A., not in its individual capacity except as specifically set forth herein, but solely as Trustee; BANCBOSTON LEASING INVESTMENTS INC., a Delaware corporation and FIRST UNION NATIONAL BANK, a national banking association, as Investors; EAGLEFUNDING CAPITAL CORPORATION, a Delaware corporation, as Eagle; FLEET SECURITIES, INC., a Delaware corporation, as Administrator of Eagle; FLEET NATIONAL BANK, a national banking association and FIRST UNION NATIONAL BANK, as Liquidity Providers; FLEET NATIONAL BANK, as Fleet National Bank Collateral Agent; FIRST UNION NATIONAL BANK, as First Union Collateral Agent; and FLEET NATIONAL BANK, as Administrative Agent. The capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in Appendix A of the Participation Agreement (as defined below).

R E C I T A L S

     WHEREAS, Lessee, Construction Agent, Lessor, Trustee, the Investors, Eagle, the Administrator, the Liquidity Providers, Fleet National Bank Collateral Agent, First Union Collateral Agent and Administrative Agent are parties to that certain Participation Agreement dated as of November 7, 2001 (the “Participation Agreement”);

     WHEREAS, the parties hereto wish to amend the definition of “Outside Completion Date” set forth on Appendix A to the Participation Agreement;

     NOW, THEREFORE, in consideration of the mutual terms and conditions contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
AMENDMENTS

     SECTION 1.1. Amendment to Definition of “Outside Completion Date”. The definition of “Outside Completion Date” set forth on Appendix A to the Participation Agreement is amended and restated to read in its entirety as follows:

“Outside Completion Date” means in respect to the Traville Facility December 31, 2003 and in respect to the Manufacturing Facility December 31, 2004.”

ARTICLE II
CONDITIONS TO EFFECTIVE DATE

     SECTION 2.1. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) when each of the conditions precedent set forth in this Article II shall have been satisfied or waived in writing by Lessor, Trustee, the Investors, Eagle, the Administrator, the Liquidity Providers, Fleet National Bank Collateral Agent, First Union Collateral Agent and Administrative Agent:

(a) Compliance with Warranties. The representations and warranties set forth in Article III hereof shall be true and correct.

(b) Transaction Costs; Fees. All fees, costs and expenses due and payable pursuant to Section 7.1 of the Participation Agreement, including all reasonable fees and expenses of Mayer, Brown, Rowe & Maw in connection with the execution and delivery of this Amendment, shall have been paid in full by Lessee and Construction Agent.

(c) Counterparts. The Administrative Agent shall have received counterparts of this Amendment duly executed by Lessee, Construction Agent, Lessor, Trustee, the Investors, Eagle, the Administrator, the Liquidity Providers, Fleet National Bank Collateral Agent, and First Union Collateral Agent.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

     In order to induce Lessor, Trustee, the Investors, Eagle, the Administrator, the Liquidity Providers, Fleet National Bank Collateral Agent, First Union Collateral Agent and the Administrative Agent to enter into this Amendment, Lessee and Construction Agent hereby represent and warrant unto each other party hereto on and as of the date hereof:

     SECTION 3.1. Corporate and Governmental Authorization; Non-Contravention; Due Execution, etc. The execution, delivery and performance by each of Lessee and Construction Agent of this Amendment are within the corporate powers of each of Lessee and Construction Agent, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of either of Lessee or Construction Agent or of any agreement, judgment, injunction, order, decree or other instrument binding upon either of Lessee or Construction Agent (including the Operative Documents) or result in the creation or imposition of any Lien on any asset of Lessee or Construction Agent, in each case, which would result in a material adverse effect on either of Lessee’s or Construction Agent’s ability to fulfill its obligations under the Operative Documents to which it is a party. This Amendment has been duly executed and delivered by each of Lessee and Construction Agent.

     SECTION 3.2. Binding Effect. This Amendment constitutes a valid and binding agreement of each of Lessee and Construction Agent, enforceable against each of Lessee and Construction Agent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

     SECTION 3.3. Representations and Warranties True; Absence of Defaults, etc. The representations and warranties of each of Lessee and Construction Agent contained in the Participation Agreement are true and correct on and as of the Effective Date except to the extent such representations and warranties relate to a specific date, in which case such representations and warranties are true and correct on and as of such specified date; each of Lessee and Construction Agent has performed all agreements on its part required to be performed under the Participation Agreement and the other Operative Documents on or prior to the Effective Date; and on and as of the Effective Date there exists no Construction Agency Default, Construction Agency Event of Default, Lease Default or Lease Event of Default.

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ARTICLE IV
INTERPRETATION

     SECTION 4.1. Ratification of and References to the Participation Agreement. This Amendment shall be deemed to be an amendment to the Participation Agreement, and the Participation Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Participation Agreement in any Operative Document or any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Participation Agreement as amended hereby.

     SECTION 4.2. Limited Amendment of the Participation Agreement. Except as specifically amended or modified herein, the Participation Agreement and the other Operative Documents shall continue in full force and effect in accordance with the provisions thereof and except as expressly set forth herein the provisions hereof shall not operate as a waiver or amendment of any right, power or privilege of Lessor, Trustee, the Investors, Eagle, the Administrator, the Liquidity Providers, Fleet National Bank Collateral Agent, First Union Collateral Agent or the Administrative Agent nor shall the entering into of this Amendment preclude Lessor, Trustee, the Investors, Eagle, the Administrator, the Liquidity Providers, Fleet National Bank Collateral Agent, First Union Collateral Agent or the Administrative Agent from refusing to enter into any further or future amendments.

     SECTION 4.3. Amendment is an Operative Document. This Amendment shall be deemed an Operative Document.

ARTICLE V
MISCELLANEOUS

     SECTION 5.1. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 5.2. Captions. Section captions used in this Amendment are inserted for convenience of reference only and shall not affect the construction of this Amendment or any provisions hereof.

     SECTION 5.3. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW ALL OTHER CONFLICTS OF LAWS PRINCIPLES AND CHOICE OF LAW RULES OF NEW YORK.

     SECTION 5.4. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 5.5. Instructions. The Participants hereby authorize and direct the Trustee to enter into, execute and deliver this Amendment and perform all of the obligations of the Trust thereunder.

[Signature pages follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

HUMAN GENOME SCIENCES, INC., as Lessee and Construction Agent

By /s/ Steven C. Mayer Name: Steven C. Mayer Title: Senior Vice President and CFO

FLEET NATIONAL BANK, as Administrative Agent

By /s/ Kimberly Martone Name: Kimberly Martone Title: Managing Director

GENOME STATUTORY TRUST 2001A, as Lessor

By: Wells Fargo Bank Northwest, N.A., not in its individual capacity except as specifically set forth herein, but solely as Trustee

By /s/ Val T. Orton Name: Val T. Orton Title: Vice President

WELLS FARGO BANK NORTHWEST, N.A., not in its individual capacity except as specifically set forth herein, but solely as Trustee

By /s/ Val T. Orton Name: Val T. Orton Title: Vice President

BANCBOSTON LEASING INVESTMENTS INC., as an Investor

By /s/ Steven S. Criscione Name: Steven S. Criscione Title: Vice President

FIRST UNION NATIONAL BANK, as an Investor

By /s/ Mario A. Ramirez Name: Mario A. Ramirez Title: Assistant Vice President

EAGLEFUNDING CAPITAL CORPORATION, as a Lender

By /s/ John T. Hackett III Name: John T. Hackett Title: Director

FLEET SECURITIES, INC., as Administrator of EagleFunding Capital Corporation

By /s/ Thomas M. Calhoun Name: Thomas M. Calhoun Title: Director

FLEET NATIONAL BANK, as Fleet Liquidity Provider

By /s/ Kimberly Martone Name: Kimberly Martone Title: Managing Director

FLEET NATIONAL BANK, as Fleet National Bank Collateral Agent

By /s/ Kimberly Martone Name: Kimberly Martone Title: Managing Director

FIRST UNION NATIONAL BANK, as First Union Liquidity Provider

By /s/ Mario A. Ramirez Name: Mario A. Ramirez Title: Assistant Vice President

FIRST UNION NATIONAL BANK, as First Union Collateral Agent

By /s/ Mario A. Ramirez Name: Mario A. Ramirez Title: Assistant Vice President